EXHIBIT 23.5

CONSENT OF DIRECTOR NOMINEE

To Colony American Homes, Inc. (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), any amendments thereto, and any related registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act, which indicate that I have accepted a nomination to become an independent director of the Company and include my biographical information. I also consent to the filing of this consent as an exhibit to the Registration Statement.

Dated: May 16, 2013

/s/ Robert T. Best
Name: Robert T. Best

Independent Director Nominee

CONSENT OF DIRECTOR NOMINEE

To Colony American Homes, Inc. (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), any amendments thereto, and any related registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act, which indicate that I have accepted a nomination to become an independent director of the Company and include my biographical information. I also consent to the filing of this consent as an exhibit to the Registration Statement.

Dated: May 16, 2013

/s/ Thomas W. Knapp
Name: Thomas W. Knapp

Independent Director Nominee

CONSENT OF DIRECTOR NOMINEE

To Colony American Homes, Inc. (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), any amendments thereto, and any related registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act, which indicate that I have accepted a nomination to become an independent director of the Company and include my biographical information. I also consent to the filing of this consent as an exhibit to the Registration Statement.

Dated: May 17, 2013

/s/ John L. Steffens
Name: John L. Steffens

Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Colony American Homes, Inc. (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), any amendments thereto, and any related registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act, which indicate that I have accepted a nomination to become an independent director of the Company and include my biographical information. I also consent to the filing of this consent as an exhibit to the Registration Statement.

Dated: May 17, 2013

/s/ J. Ronald Terwilliger
Name: J. Ronald Terwilliger

Independent Director Nominee